SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          May 19, 2003

InSight Health Services Holdings Corp.
(Exact name of registrant as specified in charter)

Delaware

333-75984

04-3570028

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	N/A

(b)	N/A

(c)	Exhibits.

99.1 Press Release dated May 20, 2003 (filed herewith).

99.2 Press Release dated May 22, 2003 (filed herewith).

ITEM 9.	REGULATION FD DISCLOSURE.

(a)

On May 20, 2003, InSight Health Services Corp. (“InSight”), a wholly owned subsidiary of InSight Health Services Holdings Corp., a Delaware corporation (“Registrant”), announced that Thomas V. Croal, Executive Vice President and Chief Financial Officer of InSight and the Registrant had left InSight and the Registrant effective, May 19, 2003, to pursue new opportunities.  A copy of this press release is attached hereto as Exhibit 99.1.  On May 22, 2003, InSight announced that Brian G. Drazba, Senior Vice President–Finance and Controller of InSight and the Registrant, had been promoted to Executive Vice President and Chief Financial Officer of InSight and the Registrant, effective May 22, 2003, to replace Mr. Croal.  A copy of this press release is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 23, 2003

INSIGHT HEALTH SERVICES HOLDINGS CORP.

By:	/s/ Brian G. Drazba
Brian G. Drazba
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated May 20, 2003, announcing the Chief Financial Officer had left InSight (filed herewith).

99.2	Press Release dated May 22, 2003, announcing the appointment of the new Chief Financial Officer (filed herewith).